NORTHERN FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

EQUITY FUNDS

EQUITY INDEX FUNDS

FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

NORTHERN ENGAGE360™ FUND

SUPPLEMENT DATED APRIL 3, 2020 TO THE SUMMARY PROSPECTUSES AND PROSPECTUSES DATED JULY 31, 2019, AS SUPPLEMENTED

Effective immediately, each Fund’s Summary Prospectus and Prospectus are amended as follows.

1.

For the Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Sustainability Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Stock Index Fund, Bond Index Fund and U.S. Treasury Index Fund, the following sentence is added to the “Principal Investment Strategies” section for each Fund.

The Fund’s benchmark index will be rebalanced as described above under normal market conditions. During periods of market disruption or other abnormal market conditions, the rebalancing or reconstitution of the Fund’s benchmark index may be delayed.

2.	The section in each Fund’s Summary Prospectus entitled “Principal Risks” is revised to replace the disclosure under the heading “Market Risk” with the following.

MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

3.	The following is added to the end of the second paragraph under the heading “Portfolio Holdings” in the section “Account Policies and Other Information” in each Fund’s Prospectus.

A Fund may publish on the Trust’s website a complete schedule of its portfolio holdings and certain other information regarding portfolio holdings more frequently in accordance with the Trust’s policy.

4.	The section of each Fund’s Prospectus entitled “Securities, Techniques and Risks” is revised to add the following after the disclosure under the heading “Market Events Risk.”

RECENT MARKET EVENTS. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of a Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Recent events are impacting the securities markets. A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancellations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future,

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PROSPECTUS SUPPLEMENT

could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time. Health crises caused by the recent outbreak may heighten other preexisting political, social and economic risks in a country or region. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and dramatically lower interest rates. Certain of those policy changes are being implemented or considered in response to the coronavirus outbreak. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which a Fund’s investment adviser (or sub-adviser) rely, and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent a Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. You should also review this prospectus and the SAI to understand each Fund’s discretion to implement temporary defensive measures, as well as the circumstances in which a Fund may satisfy redemption requests in-kind.

5.	The section of the Equity Funds Prospectus entitled “Securities Techniques and Risks” is revised to add the following at the end of the disclosure under the heading “Tracking Risk.”

Market disruptions and regulatory restrictions could have an adverse effect on an Equity Index Fund’s or Underlying Fund’s ability to adjust its exposure to the required levels in order to track its index. During periods of market disruption or other abnormal market conditions, an Equity Index Fund’s or Underlying Fund’s exposure to the risks described elsewhere in this Prospectus will likely increase. Market disruptions, regulatory restrictions other abnormal market conditions could have an adverse effect on an Equity Index Fund’s or Underlying Fund’s ability to adjust its exposure to the required levels in order to track the index or cause delays in the index’s rebalancing or rebalancing schedule. During any such delay, it is possible that the index and, in turn, the Fund or Underlying Fund will deviate from the index stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule. Because each Equity Index Fund is and certain Underlying Funds are designed to maintain a high level of exposure to the index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

6.	The section of the Fixed Income Funds Prospectus entitled “Securities Techniques and Risks” is revised to add the following at the end of the disclosure under the heading “Tracking Risk.”

Market disruptions and regulatory restrictions could have an adverse effect on the Bond Index Fund’s or U.S. Treasury Index Fund’s ability to adjust its exposure to the required levels in order to track its index. During periods of market disruption or other abnormal market conditions, the Bond Index Fund’s or U.S. Treasury Index Fund’s exposure to the risks described elsewhere in this Prospectus will likely increase. Market disruptions, regulatory restrictions other abnormal market conditions could have an adverse effect on the Bond Index Fund’s or U.S. Treasury Index Fund’s ability to adjust its exposure to the required levels in order to track the index or cause delays in the index’s rebalancing or rebalancing schedule. During any such delay, it is possible that the index and, in turn, the Fund will deviate from the index stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule. Because the Bond Index Fund and U.S. Treasury Index Fund are each designed to maintain a high level of exposure to the index at all times, the Funds will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

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PROSPECTUS SUPPLEMENT

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT COVID-19 (4/20)

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